WISDOMTREE TRUST

Supplement Dated April 14, 2016

to the currently effective

Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) for the

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (the “Fund”).

Shares of the Fund are not currently available for purchase on the secondary market.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-083-0416